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            FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT
            --------------------------------------------------------
                                   AGREEMENT
                                   ---------



     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of July 10, 1996, between the undersigned, amends that certain Amended and Restated Revolving Credit Agreement dated as of July 19, 1995 (the "Loan Agreement"), by and between K&G MEN'S CENTER, INC., a corporation organized and existing under the laws of the State of Georgia (the "Borrower"), and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, formerly known as Trust Company Bank (the "Bank").

                                  WITNESSETH:
                                  -----------


     WHEREAS, Borrower and Bank wish to extend the termination date of the Commitment from June 30, 1998 until June 30, 1999 on the terms and conditions set forth herein; and

     WHEREAS, Borrower and Bank wish to amend certain financial covenants set forth in Section 5.10;

     NOW, THEREFORE, for and in consideration of the sum of $10.00 in hand paid by the Bank to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.  Amendments.
    ----------

     (a) Section 2.01 of the Loan Agreement is hereby amended by deleting all references to "June 30, 1998" and substituting "June 30, 1999" in lieu thereof.

     (b) Section 2.07 of the Loan Agreement is hereby amended by deleting all references to "June 30, 1998" and substituting "June 30, 1999" in lieu thereof.

     (c) Section 5.10 of the Loan Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

               SECTION 5.10. Financial Covenants. The Borrower shall, measured
                             -------------------
          on a rolling twelve month period basis, and tested quarterly:

               (a) cause Borrower's consolidated Tangible Net Worth to increase each year by an amount equal to at least 50% of Borrower's consolidated after tax Net Income for such fiscal year, if any (the "Additional Tangible Net Worth");
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               (b) commencing as of January 30, 1996, maintain Borrower's consolidated Tangible Net Worth of at least (i) $10,000,000.00 plus (ii) the sum of Additional Tangible Net Worth for each prior year, and

               (c) maintain at all times a Fixed Charge Coverage ratio of not less than 2.25 to 1.

2.  Miscellaneous.   This Amendment shall be governed by and interpreted in
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accordance with the laws of the State of Georgia.  Except as amended hereby, the
Loan Agreement remains in full force and effect. All representations, warranties, covenants and agreements set forth in the Loan Agreement are hereby restated in their entirety. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     WITNESS the hand and seal of the parties hereto through their duly authorized officers, as of the date first above written.

                              K&G MEN'S CENTER, INC.



                              By: /s/ John C. Dancu
                                 -------------------------------
                              Name:  John C. Dancu
                              Title:  Chief Financial Officer

                              Attest: /s/ John C. Dancu
                                     ---------------------------
                              Name:  John C. Dancu
                              Title:   Assistant Secretary


                              [CORPORATE SEAL]



                              SUNTRUST BANK, ATLANTA



                              By: /s/ Kevin C. King
                                 -------------------------------
                              Name:  Kevin C. King
                              Title:   First Vice President



                              By:
                                 -------------------------------
                              Name:
                              Title:
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ACKNOWLEDGED AND AGREED BY THE FOLLOWING
GUARANTORS AS OF THIS 10TH DAY OF JULY, 1996:


T&C LIQUIDATORS, INC.


BY: /s/ Stephen H. Greenspan
   -------------------------------
Name:  Stephen H. Greenspan
Title:   President


K&G ASSOCIATES OF INDIANA, INC.


BY: /s/ Stephen H. Greenspan
   -------------------------------
Name:  Stephen H. Greenspan
Title:   President


K&G ASSOCIATES OF NEW JERSEY, INC.


BY: /s/ Stephen H. Greenspan
   -------------------------------
Name:  Stephen H. Greenspan
Title:   President


K&G OF OHIO, INC.


BY: /s/ Stephen H. Greenspan
   -------------------------------
Name:  Stephen H. Greenspan
Title:   President